SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”), is made as of October_____, 2006, by and among American Dairy, Inc., a Utah corporation (the “Company”), and the subscribers identified on the signature page hereto (each, a “Subscriber” and collectively the “Subscribers”).

WHEREAS, the Company and the Subscribers are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2) and/or Regulation D (“Regulation D”) as promulgated under the Securities Act of 1933, as amended (the “1933 Act”).

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Subscribers, and the Subscribers shall purchase, (a) a minimum, in the aggregate, of $10,000,000 (the “Purchase Price”) of 7.75% convertible notes of the Company, convertible into shares (the “Conversion Shares”) of the Company’s common stock, $.001 par value per share (“Common Stock”) at a conversion price of $14.50 per share, subject to adjustment (the “Conversion Price”), in substantially the form attached hereto as Exhibit A (“Note” or “Notes”), and (b) warrants to purchase shares of the Company’s Common Stock (the “Warrant Shares”), at an exercise price of $14.50 per share, subject to adjustment (the “Exercise Price”), in substantially the form attached hereto as Exhibit B (the “Investor Warrants”) (all such transactions, collectively, the “Offering”). The Notes, the Conversion Shares, the Investor Warrants and the Warrant Shares are collectively referred to herein as the “Securities.”

WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a registration rights agreement, in the form attached hereto as Exhibit C (the “Registration Rights Agreement”), pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Subscribers hereby agree as follows:

1. Conditions to Closing. Subject to the satisfaction or waiver of the terms and conditions of this Agreement, on the Closing Date (as defined in Section 2 below), each Subscriber shall purchase, and the Company shall sell to each Subscriber (a) a Note in the principal amount set forth beside such Subscribers name on the signature page hereto, and (b) the amount of Investor Warrants determined pursuant to Section 3 below. The aggregate principal amount of the Notes to be purchased by the Subscribers on the Closing Date shall, in the aggregate, be equal to the Purchase Price.

2. Closing. The consummation of the transactions contemplated herein (the “Closing”) shall take place at the offices of Hodgson Russ LLP, 60 East 42nd Street, 37th Floor, New York, NY 10165, upon the satisfaction of all conditions to Closing set forth in this Agreement, at a date and time acceptable to the parties (the date on which the actual Closing takes place shall be referred to as the “Closing Date”). At the Closing, the Company shall deliver to each Subscriber this Agreement, the Registration Rights Agreement, a Note in a principal amount equal to the principal amount subscribed to by such Subscriber, and Investor Warrants, all duly executed by the Company, as well as a legal opinion from counsel to the Company, in the form attached hereto as Exhibit E (the “Opinion”). At the Closing, each Subscriber shall deliver to the Company its respective portion of the Purchase Price (based on the proportion of principal amount of Notes to be purchased by such Investor to the aggregate principal amount of Notes issued pursuant hereto) in immediately available funds.

3. Subscriber’s Representations and Warranties. Each Subscriber hereby represents and warrants to and agrees with the Company, severally and not jointly, only as to such Subscriber that:

(a) Organization and Standing of the Subscribers. If the Subscriber is an entity, such Subscriber is a corporation, partnership or other entity duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

(b)  Authorization and Power. Such Subscriber has the requisite power and authority to enter into and perform this Agreement and to purchase the Securities being sold to it hereunder. The execution, delivery and performance of this Agreement by such Subscriber and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate or partnership action, and no further consent or authorization of such Subscriber or its Board of Directors, stockholders, partners, members or managers, as the case may be, is required.

(c) No Conflicts. The execution, delivery and performance of this Agreement and the consummation by such Subscriber of the transactions contemplated hereby do not (i) conflict with such Subscriber’s charter documents or bylaws or other organizational documents, or (ii) violate a law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to such Subscriber or its properties, except for such conflicts and violations as would not, individually or in the aggregate, have a material adverse effect on such Subscriber. Such Subscriber is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or to purchase the Notes or acquire the Investor Warrants in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, such Subscriber is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

(d) Information on Company. Such Subscriber has reviewed the “SEC Documents” (as defined in Section 5(h) hereof) and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the “Subsidiaries” (as defined in Section 5(w) hereof) and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate the investment in the Securities; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Subscriber or its representatives or counsel shall modify, amend or affect such Subscriber’s right to rely on the truth, accuracy and completeness of the SEC Documents and the Company’s representations and warranties contained in this Agreement. Such Subscriber understands that its investment in the Securities involves a high degree of risk. Such Subscriber is able to bear the risk of an investment in the Securities including, without limitation, the risk of total loss of its investment. Such Subscriber has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

(e) Information on Subscriber. The Subscriber is, and will at the time of the conversion of the Notes and the exercise of the Warrants be, an “accredited investor”, as such term is defined in Regulation D promulgated under the 1933 Act, is experienced in investments and business matters, and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase of the Securities. The information set forth on the signature page hereto regarding the Subscriber is accurate. Such Subscriber is not a registered broker-dealer under Section 15 of the Securities Exchange Act of 1934, as amended (the “1934 Act”). Such Subscriber does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

(f) Investment Intent. Such Subscriber is acquiring the Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, without prejudice, however, to such Subscriber’s right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws. Subject to the immediately preceding sentence, nothing contained herein shall be deemed a representation or warranty by such Subscriber to hold the Securities for any period of time.

(g) Legends. The Subscribers understand that the certificates or other instruments representing the Securities shall bear a restrictive legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TOWARD RESALE AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS.

The legend set forth above shall be removed and the Company shall, within five (5) business days, issue a certificate without such legend to the holder of the Securities upon which it is stamped, if, unless otherwise required by state securities laws, (i) in connection with a sale transaction, provided the Securities are registered under the 1933 Act or (ii) in connection with a sale transaction, after such holder provides the Company with an opinion of counsel, which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale, assignment or transfer of the Securities may be made without registration under the 1933 Act.

(h) Communication of Offer. The offer to sell the Securities was directly communicated to such Subscriber by the Company and/or its agents. At no time was such Subscriber presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer. Notwithstanding anything to the contrary contained in this Agreement, the Company acknowledges and agrees that such Subscriber may transfer the Securities to its Affiliates (as defined below) provided that each such Affiliate is an “accredited investor” under Regulation D and such Affiliate agrees to be bound by the terms and conditions of this Agreement. For the purposes of this Agreement, an “Affiliate” of any person or entity means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such person or entity. For purposes of this definition, “control” means the power to direct the management and policies of such person or firm, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

(i) Enforceability. This Agreement has been duly authorized and executed by such Subscriber and, when delivered by the Subscriber, will become Subscriber’s valid and binding agreement enforceable against Subscriber in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity.

(j) No Governmental Review. Each Subscriber understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsements of the Securities or the suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(k) Correctness of Representations. The foregoing representations and warranties of such Subscriber are true and correct as of the date hereof and, unless such Subscriber otherwise notifies the Company prior to the Closing Date shall be true and correct as of the Closing Date. The Company acknowledges and agrees that no Subscriber has made or makes any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.

4. Company Representations and Warranties. Except as set forth in the Schedule of Exceptions attached hereto as Exhibit D (the “Schedule of Exceptions”), the Company represents and warrants to and agrees with each Subscriber that:

(a) Due Incorporation. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Utah, and has the requisite corporate power to own its properties and to carry on its business as disclosed in the Latest SEC Documents (as defined in Section 4(h)). The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have or be reasonably likely to have a Material Adverse Effect. For purpose of this Agreement, a “Material Adverse Effect” shall mean any of (i) a material and adverse effect on the legality, validity or enforceability of any of this Agreement, any Note, Investor Warrant, the Registration Rights Agreement, or any related document, agreement or instrument (collectively, the “Transaction Documents”), (ii) a material and adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) an adverse impairment to the Company’s ability to perform on a timely basis its obligations under any Transaction Document.

(b) Capitalization. The authorized capital stock of the Company consists of fifty million (50,000,000) shares of Common Stock, par value $.001 per share, of which 14,928,245 shares are issued and outstanding as of the date hereof. Except as disclosed in the Latest SEC Documents (as defined in Section 4(h)), no shares of Common Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company. Except as disclosed in the SEC Documents, as of the date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, (ii) there are no outstanding debt securities and (iii) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except pursuant to the Registration Rights Agreement) and (iv) except as set forth on Schedule 4(b), there are no outstanding registration statements and there are no outstanding comment letters from the Securities and Exchange Commission (the “Commission”) or any other regulatory agency. There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of any of the Securities as described in this Agreement. The Company has furnished to the Subscribers true and correct copies of the Company’s Certificate of Incorporation, as amended and as in effect on the date hereof (the “Certificate of Incorporation”), and the Company’s Bylaws, as in effect on the date hereof (the “Bylaws”), and the terms of all securities convertible into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto other than stock options issued to employees and consultants.

(c) Authorization, Enforcement, Compliance with Other Instruments. (i) The Company has the requisite corporate power and authority to enter into and perform the Transaction Documents and to issue the Notes, the Investor Warrants, the Warrant Shares and the Conversion Shares in accordance with the terms hereof and thereof, (ii) the execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Notes, the Investor Warrants, the Conversion Shares and the Warrant Shares and the reservation for issuance and the issuance of the Conversion Shares and Warrant Shares issuable upon conversion or exercise thereof, have been duly authorized by the Company’s Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, (iii) on or before the Closing Date, the Transaction Documents will have been duly executed and delivered by the Company, (iv) the Transaction Documents will when executed and delivered constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies. The Company knows of no reason why the Company cannot file any registration statement required under the Registration Rights Agreement or perform any of the Company’s other obligations under the Transaction Documents.

(d) Consents. No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or any of its Affiliates, or the NYSE Archipelago Exchange (“ArcaEx”), or the Company’s stockholders, is required for the execution by the Company of the Transaction Documents and compliance and performance by the Company of its obligations under the Transaction Documents, including, without limitation, the issuance and sale of the Securities.

(e) No Violation or Conflict. Assuming the representations and warranties of the Subscribers in Section ~~4~~3 are true and correct (except with respect to Section 3(c)), neither the issuance and sale of the Securities nor the performance of the Company’s obligations under this Agreement and all other Transaction Documents entered into by the Company relating thereto by the Company will: (i) violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the Certificate of Incorporation, Bylaws or other organizational documents of the Company, (B) any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or over the properties or assets of the Company or any of its Affiliates, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company or any of its Affiliates is a party, by which the Company or any of its Affiliates is bound, or to which any of the properties of the Company or any of its Affiliates is subject, or (D) the terms of any “lock-up” or similar provision of any underwriting or similar agreement to which the Company, or any of its Affiliates is a party except the violation, conflict, breach, or default of which would not have or be reasonably likely to have a Material Adverse Effect; or (ii) result in the creation or imposition of any lien, charge or encumbrance upon the Securities or any of the assets of the Company or any of its Affiliates; or (iii) result in the activation of any anti-dilution rights or a reset or repricing of any debt or security instrument of any other creditor or equity holder of the Company, nor result in the acceleration of the due date of any obligation of the Company; or (iv) result in the activation of any piggy-back registration rights of any person or entity holding securities of the Company or having the right to receive securities of the Company.

(f) Issuance of the Securities. The Securities upon issuance: (i) are free and clear of any security interests, liens, claims or other encumbrances, subject to restrictions upon transfer under the 1933 Act and any applicable state securities laws; (ii) have been duly and validly authorized and on the date of conversion of the Notes and upon exercise of the Investor Warrants, the Conversion Shares and Warrant Shares will be duly and validly issued, fully paid and non-assessable or if registered pursuant to the 1933 Act, and if resold pursuant to an effective registration statement, will be freely tradable without any restriction whatsoever; (iii) will not have been issued or sold in violation of any pre-emptive or other similar rights of the holders of any securities of the Company; and (iv) will not subject the holders thereof to personal liability by reason of being such holders.

(g) Litigation. There is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates that would affect the execution by the Company or the performance by the Company of its obligations under the Transaction Documents. Except as disclosed Schedule 4(g) to the Schedule of Exceptions or in the Latest SEC Documents (as defined in Section 4(h)), there is no pending or, to the best knowledge of the Company, basis for or threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates which litigation if adversely determined would have or be reasonably likely to have a Material Adverse Effect.

(h) SEC Documents: Financial Statements. Since June 30, 2004, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the Securities and Exchange Commission (the “Commission”) under the 1934 Act (all of the foregoing filed prior to the date hereof or amended after the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to as the “SEC Documents” and any of the foregoing filed prior to the date hereof for periods ending on or after December 31, 2005 or amended after the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to as the “Latest SEC Documents”). The Company has delivered to the Subscribers, or their representatives, true and complete copies of the SEC Documents. As of their respective dates, the financial statements of the Company disclosed in the SEC Documents (the “Financial Statements”) complied as to form and substance with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto. Such Financial Statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such Financial Statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Subscribers which is not included in the SEC Documents, including, without limitation, information referred to in this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(i) Rule 10(b)-5. The SEC Documents do not include any untrue statements of material fact, nor do they omit to state any material fact required to be stated therein necessary to make the statements made, in light of the circumstances under which they were made, not misleading.

(j) No Market Manipulation. The Company has not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities or affect the price at which the Securities may be issued or resold.

(k) Information Concerning Company. The Subscribers have not been provided with any material non-public information concerning the Company, except (i) as the terms and conditions of the transactions contemplated hereby may constitute such information, or (ii) pursuant to non-disclosure agreements or documents of similar purpose. The Company understands and confirms that the Subscribers will rely on the representations and covenants herein effecting transactions in securities of the Company. All disclosure provided to the Subscribers regarding the Company, its business and the transactions contemplated hereby, furnished by or on behalf of the Company (including the Company’s representations and warranties set forth in this Agreement) are true and correct as of the date thereof and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The SEC Documents contain all material information relating to the Company and its operations and financial condition as of their respective dates which information is required to be disclosed therein. Since the date of the financial statements included in the SEC Documents, and except as modified in other SEC Documents filed prior to the date of this Agreement, there has been no event or occurrence that may have or result in or be reasonably likely to have or result in a Material Adverse Effect.

(l) Stop Transfer. The Securities, when issued, will be restricted securities. The Company will not issue any stop transfer order or other order impeding the sale, resale or delivery of any of the Securities, except as may be required by any applicable federal or state securities laws and unless contemporaneous notice of such instruction is given to the Subscriber.

(m) Defaults. The Company is not in violation of its Certificate of Incorporation or Bylaws. The Company is (i) not in default under or in violation of any agreement or instrument to which it is a party or by which it or any of its properties are bound or affected, which default or violation would have or be reasonably likely to have a Material Adverse Effect, (ii) not in default with respect to any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters, or (iii) not in violation of any statute, rule or regulation of any governmental authority which violation would have or be reasonably likely to have a Material Adverse Effect.

(n) No Integrated Offering. Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offer of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions. Neither the Company nor any of its Affiliates will take any action or steps that would cause the offer or issuance of the Securities to be integrated with other offerings. The Company will not conduct any offering other than the transactions contemplated hereby that will be integrated with the offer or issuance of the Securities.

(o) No General Solicitation; Private Placement. Neither the Company, nor any of its Affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities. Assuming the accuracy of the Subscribers’ representations and warranties set forth in Sections 4(d)-(f), no registration under the 1933 Act is required for the offer and sale of the Securities by the Company to the Subscribers under the Transaction Documents.

(p) Listing. The Company’s Common Stock is listed on the ArcaEx. The Company has not received any oral or written notice that its Common Stock is not eligible or will become ineligible for quotation on the ArcaEx or that its Common Stock does not meet all requirements for the continuation of such quotation, and the Company satisfies all the requirements for the continued listing of its Common Stock on the ArcaEx.

(q) No Undisclosed Liabilities. The Company has no liabilities or obligations which are material, individually or in the aggregate, which are not disclosed as of the respective dates as of which the information is given in the SEC Documents, other than those incurred in the ordinary course of the Company’s businesses since June 30, 2006 and which, individually or in the aggregate, would not reasonably be expected to have or be reasonably likely to have a Material Adverse Effect.

(r) No Undisclosed Events or Circumstances. Since June 30, 2006, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the SEC Documents.

(s) Acknowledgment Regarding Subscribers’ Purchase of the Securities. The Company acknowledges and agrees that the Subscribers are acting solely in the capacity of an arm’s length purchaser with respect to this Agreement, the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that the Subscribers are not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement, the Transaction Documents and the transactions contemplated hereby and thereby and any advice given by the Subscribers or any of their respective representatives or agents in connection with this Agreement, the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Subscribers’ purchase of the Securities. The Company further represents to the Subscribers that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation by the Company and its representatives.

(t) Dilution; Hedging. The Company acknowledges and agrees that the issuance of the Securities will have a potential dilutive effect on the equity holdings of other holders of the Company’s equity or rights to receive equity of the Company. The board of directors of the Company has concluded, in its good faith business judgment, that the issuance of the Securities is in the best interests of the Company. The Company specifically acknowledges that its obligation to issue the Conversion Shares upon conversion of the Notes, and the Warrant Shares upon exercise of the Investor Warrants, is absolute regardless of the dilution such issuance may have on the ownership interests of other stockholders of the Company or parties entitled to receive equity securities or equity-linked securities of the Company. Subject to compliance with applicable securities laws, the Subscribers may enter into lawful hedging transactions with third parties, which may in turn engage in short sales of the Securities in the course of hedging the position they assume and the Subscribers may also enter into short positions or other derivative transactions relating to the Securities, or interests in the Securities, and deliver the Securities, or interests in the Securities, to close out their short or other positions or otherwise settle short sales or other transactions, or loan or pledge the Securities, or interests in the Securities, to third parties that in turn may dispose of these Securities.

(u) No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company, including but not limited to disputes or conflicts over payment owed to such accountants and lawyers.

(v) Investment Company. The Company is not, nor is any of its Affiliates, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(w) Subsidiary Representations. Except as set forth in Schedule 4(w), the Company makes each of the representations contained in Sections 4(a) through 4(v) and Section 4(cc) as the same relate to each Subsidiary of the Company . For purposes of this Agreement, “Subsidiary” means, with respect to any entity at any date, any corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity) of which more than 50% of (i) the outstanding capital stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such entity, (ii) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (iii) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such entity. Set forth on Schedule 3(w) to the Schedule of Exceptions is a list of all Subsidiaries of the Company.

(x) Employee Relations. Neither the Company nor any of its Subsidiaries is involved in any labor dispute nor, to the knowledge of the Company or any of its Subsidiaries, is any such dispute threatened. None of the Company’s or its Subsidiaries’ employees is a member of a union and the Company and its Subsidiaries believe that their relations with their employees are good.

(y) Title to Assets. The Company and its Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to their respective businesses and good and marketable title in all personal property owned by them that is material to their respective businesses, in each case free and clear of all liens, except for liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and its Subsidiaries are in compliance, except as could not, individually or in the aggregate, have or be reasonably likely to have a Material Adverse Effect.

(z) Patents and Trademarks. The Company and its Subsidiaries have, or have rights to use, in accordance with applicable Chinese laws, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the Latest SEC Documents and which the failure to so have could, individually or in the aggregate, have or be reasonably likely to have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any person. All such Intellectual Property Rights are enforceable in accordance with Chinese laws and, to the knowledge of the Company, there is no existing infringement by another person of any of the Intellectual Property Rights.

(aa) Insurance. The Company and its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. The Company has no reason to believe that it will not be able to renew its and its Subsidiaries’ existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business on terms consistent with market for the Company’s and such Subsidiaries’ respective lines of business.

(bb) Controls. Except as set forth in the SEC Documents and to the extent required by applicable law, the Company and its Subsidiaries maintain a system of internal control over financial reporting (as defined in 1934 Act Rules 13a-15(f) and 15d-15(f)) sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in 1934 Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company’s Form 10-K, 10-KSB, 10-Q, or 10-QSB, as the case may be, is being prepared. The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures in accordance with Item 307 of Regulation S-B under the 1934 Act for the Company’s most recently ended fiscal quarter or fiscal year-end (such date, the “Evaluation Date”). The Company presented in its most recently filed Form 10-KSB or Form 10-QSB the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company’s internal controls (as such term is defined in Item 308(c) of Regulation S-B under the 1934 Act) or, to the Company’s knowledge, in other factors that could significantly affect the Company’s internal controls.

(cc) Solvency. Based on the financial condition of the Company as of the Closing Date (and assuming that the Closing shall have occurred), (i) the Company’s fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company will not incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

(dd) Compliance with Law. The Company and its Subsidiaries are conducting business in all material respects in compliance with all applicable laws and orders. The Company and the Subsidiaries hold all permits of all governmental authorities that by the nature of the operations of the business conducted by it or the ownership of the assets owned by it are permits required to conduct the operation and ownership thereof in the manner currently conducted or to use such assets in the manner currently utilized in the business, except for such permits, if any, as to which the failure to hold are not reasonably likely to have a Material Adverse Effect. None of the Company or any Subsidiary, nor to the Company’s knowledge, any officer, director, employee, trustee, or agent thereof, nor any person acting on behalf of any of the foregoing, has given or agreed to give any (i) individual gift or similar benefit to any customer, supplier, governmental authority (including any governmental employee or official) or any other person who is or may be in a position to help, hinder or assist the Company, any Subsidiary, or the person giving such gift or benefit in connection with any actual or proposed transaction relating to the Company’s business, which gifts or similar benefits could individually or in the aggregate subject the Company, any Subsidiary, or any officer, director, employee or agent of any of the foregoing to any fine, penalty, cost or expense or to any criminal proceeding, (ii) receipts from or payments to any governmental officials or employees, (iii) commercial bribes or kick-backs, (iv) political contributions, or (v) any receipts or disbursements in connection with any unlawful boycott. No such gift or benefit is required in connection with the operations of the Company and its Subsidiaries to avoid any fine, penalty, cost, expense or material adverse change in its condition (financial or otherwise), results of operations, properties, assets, liabilities, business or prospects.

(ee) Environmental Laws. The Company and its Subsidiaries are (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval. The Company and its Subsidiaries have not been notified by any governmental authority that any such environmental permits will be modified, suspended or revoked or cannot be renewed in the ordinary course of business consistent with past practice. There are no present or past environmental conditions at any property owned, leased or used by the Company or any Subsidiary. There is no pending or, to the best knowledge of the Company, threatened environmental claim against the Company or any Subsidiary relating to their business or the properties owned, leased or used thereby, or against any entity relating to the business of the Company or such properties, for which the Company or any Subsidiary may have any liability. There are no hazardous materials or other conditions at, under or emanating from, and there has been no release at, on or adjoining, any real property currently or formerly owned, operated or leased by the Company or any Subsidiary or their respective predecessors in interest that would reasonably be expected to give rise to an environmental claim against or liability of any of the foregoing under any Environmental Law. Neither the Company nor any Subsidiary has assumed, contractually or by operation of applicable law, any liabilities of any third party under any Environmental Law.

(ff) Regulatory Permits. The Company and its Subsidiaries possess all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

(gg) Tax Status. Except as set forth in the SEC Documents, the Company and each of its Subsidiaries has made and filed through December 31, 2004 (and has valid extensions for all applicable periods thereafter) all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply, in each case, except where the failure to make such filing or payment or set aside such amount would not, individually or in the aggregate, have or be reasonably likely to have a Material Adverse Effect. There are no unpaid taxes claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

(hh) Certain Transactions. Except as set forth in the Latest SEC Documents, and except for arm’s length transactions pursuant to which the Company makes payments in the ordinary course of business upon terms no less favorable than the Company could obtain from third parties and other than the grant of stock options disclosed in the Latest SEC Documents, none of the officers, directors, or employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director trustee or partner.

(ii) Rights of First Refusal. The Company is not obligated to offer the securities offered hereunder on a right of first refusal basis or otherwise to any third parties including, but not limited to, current or former stockholders of the Company, underwriters, brokers, agents or other third parties.

(jj) Correctness of Representations. The Company represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects, and shall be true and correct in all material respects as of each Closing Date.

(kk)  Survival. The foregoing representations and warranties shall survive the Closing.

5.  Exempt Offering. The offer and issuance of the Securities to the Subscribers is being made pursuant to the exemption from the registration provisions of the 1933 Act afforded by Section 4(2)  of the 1933 Act and/or Rule 506 of Regulation D promulgated thereunder. On the Closing Date, the Company will provide an opinion to the Subscribers from the Company’s legal counsel in the form attached hereto as Exhibit E. The Company will provide, at the Company’s expense, such other legal opinions in the future as are reasonably necessary for the issuance and resale of the Conversion Shares issuable upon conversion of the Notes and the Warrant Shares issuable upon the exercise of the Investor Warrants.

6. Broker/Legal Fees. The Company on the one hand, and each Subscriber (for itself only) on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any persons claiming brokerage commissions or finder’s fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby and arising out of such party’s actions. The Company represents that there are no parties entitled to receive fees, commissions, or similar payments from the Company in connection with the transactions described in this Agreement.

7. Covenants of the Company. The Company covenants and agrees with the Subscribers as follows:

(a) Listing. The Company shall promptly secure the listing of its shares of Common Stock, including the Conversion Shares and the Warrant Shares, upon each national securities exchange, or automated quotation system upon which they are or become eligible for listing (subject to official notice of issuance) and shall maintain such listing so long as any Investor Warrants are outstanding. The Company will maintain the listing of its Common Stock on the ArcaEx or any other national exchange or listing system, whichever of the foregoing is at the time the principal trading exchange or market for the Common Stock (the “Principal Market”), and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Principal Market, as applicable. The Company will provide the Subscribers copies of all notices it receives notifying the Company of the threatened and actual delisting of the Common Stock from any Principal Market, but not any information that is material~~,~~ non-public information unless such information is also promptly publicly disclosed. As of the date of this Agreement and the Closing Date, the ArcaEx is and will be the Principal Market.

(b) Market Regulations. The Company shall notify the Commission, the Principal Market and applicable state authorities, in accordance with their requirements, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Subscribers and promptly provide copies thereof to Subscriber.

(c) Reporting Requirements. From the date of this Agreement and until the later of (i) two (2) years after the Closing Date, or (ii) until all the Conversion Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to the registration statement(s) required by the Registration Rights Agreement or pursuant to Rule 144, without regard to volume limitation, the Company will (A) cause its Common Stock to continue to be registered under Section 12(b) or 12(g) of the 1934 Act, (B) comply in all respects with its reporting and filing obligations under the 1934 Act, (C) comply with all reporting requirements that are applicable to an issuer with a class of shares registered pursuant to Section 12(b) or 12(g) of the 1934 Act, as applicable, and (D) comply with all requirements related to any registration statement filed pursuant to this Agreement and the Registration Rights Agreement. The Company will not take any action or file any document (whether or not permitted by the 1933 Act or the 1934 Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said acts until two (2) years after the Closing Date. The Company agrees to timely file a Form D with respect to the Offering and to provide a copy thereof to each Subscriber promptly after such filing.

(d) Reservation. Prior to the Closing Date, the Company undertakes to reserve, pro rata, on behalf of each holder of a Note or Warrant, from its authorized but unissued shares of Common Stock, a number of such shares equal to 100% of the number of shares of Common Stock necessary to allow each holder of a Note to be able to convert all such outstanding Notes and interest to Conversion Shares and the amount of Warrant Shares issuable upon exercise of the Investor Warrants. Failure to have sufficient shares reserved pursuant to this Section 9(d) for three (3) consecutive business days or ten (10) days in the aggregate shall be a material default of the Company’s obligations under this Agreement and the Note.

(e) Taxes. From the date of this Agreement and until the later of (i) two (2) years after the Closing Date, or (ii) until all the Conversion Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to any registration statement(s) required by the Registration Rights Agreement or pursuant to Rule 144, without regard to volume limitations, the Company will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company shall have set aside on its books adequate reserves with respect thereto, and provided, further, that the Company will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefore.

(f) Insurance. From the date of this Agreement and until the later of (i) two (2) years after the Closing Date, or (ii) until all the Conversion Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to any registration statement(s) required by the Registration Rights Agreement or pursuant to Rule 144, without regard to volume limitations, the Company will, to the extent it can do so without unreasonable difficulty, keep its assets which are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire, explosion and other risks customarily insured against by companies in the Company’s line of business, in amounts sufficient to prevent the Company from becoming a co-insurer and not in any event less than one hundred percent (100%) of the insurable value of the property insured; and the Company will maintain, with financially sound and reputable insurers, insurance against other hazards and risks and liability to persons and property to the extent and in the manner customary for companies in similar businesses similarly situated and to the extent available on commercially reasonable terms.

(g) Books and Records. From the date of this Agreement and until the later of (i) two (2) years after the Closing Date, or (ii) until all the Conversion Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to any registration statement(s) required by the Registration Rights Agreement or pursuant to Rule 144, without regard to volume limitations, the Company will keep true records and books of account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and affairs in accordance with generally accepted accounting principles applied on a consistent basis.

(h) Governmental Authorities. From the date of this Agreement and until the later of (i) two (2) years after the Closing Date, or (ii) until all the Conversion Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to any registration statement(s) required by the Registration Rights Agreement or pursuant to Rule 144, without regard to volume limitations, the Company shall duly observe and conform in all material respects to all valid requirements of governmental authorities relating to the conduct of its business or to its properties or assets.

(i) Intellectual Property. From the date of this Agreement and until the later of (i) two (2) years after the Closing Date, or (ii) until all the Conversion Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to any registration statement(s) required by the Registration Rights Agreement or pursuant to Rule 144, without regard to volume limitations, the Company shall maintain in full force and effect its corporate existence, rights and franchises and all licenses and other rights to use intellectual property owned or possessed by it and reasonably deemed to be necessary to the conduct of its business.

(j)  Properties. From the date of this Agreement and until the later of (i) two (2) years after the Closing Date, or (ii) until all the Conversion Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to any registration statement(s) required by the Registration Rights Agreement or pursuant to Rule 144, without regard to volume limitations, the Company will keep its properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all necessary and proper repairs, renewals, replacements, additions and improvements thereto; and the Company will at all times comply with each provision of all leases to which it is a party or under which it occupies property if the breach of such provision could reasonably be expected to have or be reasonably likely to have a Material Adverse Effect.

(k) Confidentiality/Public Announcement. From the date of this Agreement and until the later of (i) two (2) years after the Closing Date, or (ii) until all the Conversion Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to any registration statement(s) required by the Registration Rights Agreement or pursuant to Rule 144, without regard to volume limitations, the Company agrees that except in connection with such a registration statement, it will not disclose publicly or privately the identity of the Subscribers. In any event and subject to the foregoing, the Company shall issue a press release describing the Offering as soon as practicable following the Closing Date and file a Form 8-K (and attach thereto the Transaction Documents) within four business days following the Closing Date. In the Form 8-K and press release, the Company will specifically disclose the amount of Common Stock outstanding immediately after the Closing. The Subscribers or their agent or counsel shall have the right to approve the press release prior to the release thereof and the Form 8-K prior to the filing thereof, which consent shall not be unreasonably withheld.

(l) Non-Public Information. The Company covenants and agrees that neither it nor any other person acting on its behalf will provide any Subscriber or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Subscriber shall have agreed in writing to receive such information. The Company understands and confirms that each Subscriber shall be relying on the foregoing representations in effecting transactions in securities of the Company.

(m) Right of First Refusal. The Subscribers shall be given not less than ten (10) days prior written notice of any proposed sale (a “New Offering”) by the Company of its Common Stock or other securities or debt obligations, except in connection with (i) full or partial consideration in connection with a strategic merger, consolidation or purchase of substantially all of the securities or assets of a corporation or other entity, (ii) the Company’s issuance of securities in connection with strategic license agreements and other partnering arrangements so long as such issuances are not for the purpose of raising capital, (iii) the Company’s issuance of Common Stock or the issuance or grants of options to purchase Common Stock pursuant to the Company’s stock option plans and employee stock purchase plans as they now exist, (iv) the issuance of Investor Warrants Shares as a result of the exercise of Investor Warrants or the issuance of Conversion Shares as a result of the conversion of Notes granted or issued pursuant to this Agreement and (v) the payment of any interest on the Notes (collectively, the “Excepted Issuances”). The Subscribers who exercise their rights pursuant to this Section 9(m) shall have the right during the ten (10) business days following receipt of the notice to commit to purchase such offered Common Stock, debt or other securities in the New Offering in accordance with the terms and conditions set forth in the notice of sale in the same proportion to each other as their purchase of Notes in the Offering in an aggregate amount of up to 25% of the securities being offered. In the event such terms and conditions are modified during the notice period, the Subscribers shall be given prompt notice of such modification and shall have the right during the ten (10) days following the notice of modification to exercise such right.

(n) Subscriber’s Access to Information. Until such time as all of the Notes have been repaid or converted, pursuant to the terms and conditions hereof, the Company shall (i) permit the Subscribers and their authorized employees, agents, accountants, legal counsel and other representatives to have access to the books, records, employees, counsel, accountants, engineers and other representatives of the Company at all times reasonably requested by the Subscribers for the purpose of conducting an investigation of the Company’s financial condition, corporate status, operations, prospects and business, and (ii) make available to the Subscribers for examination and reproduction all documents and data of every kind and character relating to the Company in possession or control of, or subject to reasonable access by, the Company, including all agreements, instruments, contracts, assignments, certificates, orders, and amendments thereto.

(o) Reasonable Best Efforts. Each party shall use its reasonable best efforts timely to satisfy each of the conditions to be satisfied by it as provided in Sections 11 and 12 of this Agreement.

8. Covenants of the Company and Subscriber Regarding Indemnification.

(a) The Company agrees to indemnify, hold harmless, reimburse and defend the Subscribers, the Subscribers’ officers, directors, agents, Affiliates, control persons, and principal stockholders or equity holders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Subscriber or any such person which results, arises out of or is based upon (i) any material misrepresentation by Company or breach of any warranty made by the Company in this Agreement or in any Exhibits or Schedules attached hereto, or in any of the other Transaction Documents or (ii) after any applicable notice and/or cure periods, any breach or default in performance by the Company of any covenant or undertaking to be performed by the Company hereunder, or in any of the other Transaction Documents.

(b) Each Subscriber agrees to indemnify, hold harmless, reimburse and defend the Company and each of the Company’s officers, directors, agents, Affiliates, control persons against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Company or any such person which results, arises out of or is based upon (i) any material misrepresentation by such Subscriber in this Agreement or in any Exhibits or Schedules attached hereto, or in any of the other Transaction Documents; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by such Subscriber of any covenant or undertaking to be performed by such Subscriber hereunder, or in any of the other Transaction Documents.

(c) In no event shall the liability of any Subscriber or permitted successor hereunder or under any Transaction Document or other agreement delivered in connection herewith be greater in amount than the dollar amount of the net proceeds actually received by such Subscriber upon the sale of Registrable Securities (as defined in the Registration Rights Agreement).

(d) The procedures set forth in Section 6 of the Registration Rights Agreement shall apply to the indemnification set forth in Sections 10(a) and 10(b) above.

9. Conditions to the Company’s Obligation to Sell. The obligation of the Company hereunder to issue and sell the Notes and Investor Warrants to the Subscribers at the Closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s benefit and may be waived by the Company at any time in its sole discretion:

(a) The Subscribers shall have executed the Transaction Documents and delivered them to the Company.

(b) The Subscribers shall have delivered to the Company the purchase price for Notes in respective amounts as set forth on the signature page hereof and by wire transfer of immediately available U.S. funds pursuant to the wire instructions provided by the Company.

(c) The representations and warranties of the Subscribers shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Subscribers shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Subscribers on or before the Closing Date.

10. Conditions to the Subscribers’ Obligation to Purchase. The obligation of the Subscribers hereunder to purchase the Notes and Investor Warrants at the Closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions:

(a) The Company shall have executed the Transaction Documents and delivered them to the Subscribers.

(b) The Common Stock shall be authorized for quotation on the ArcaEx and trading in the Common Stock shall not have been suspended for any reason.

(c) The representations and warranties of the Company shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement and the other Transaction Documents to be performed, satisfied or complied with by the Company on or prior to the Closing Date. If requested by the Subscribers, the Subscribers shall have received a certificate, executed by the President and the Treasurer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Subscribers.

(d) The Company shall have executed and delivered to the Subscribers the Notes and Investor Warrants in the respective amounts set forth on the signature page hereto.

(e) The Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Notes and exercise of the Investor Warrants, that number of shares of Common Stock as shall be equal to 100% of the number of shares of Common Stock required to effect the conversion of all of the Notes and exercise of all the Investor Warrants to be outstanding immediately following the Closing Date.

(f) The Subscribers shall have received the Opinion.

(g) The Subscribers shall have completed a due diligence review of the Company to their sole satisfaction.

11.  Miscellaneous.

(a) Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (i) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (ii) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company, to: American Dairy, Inc., C-16 Shin Chen International Building, No. 10, Jiu-shen Road, Zho Yan Chu, Beijing, People’s Republic of China, Attn: Roger Liu, telephone: (213) 225-6228, telecopier number: (213) 225-6244, with a copy by telecopier only to: Hodgson Russ, LLP, 60 East 42nd Street, 37th Floor, New York, NY 10165, Attn.: Jeffrey A. Rinde, Esq., telecopier number: (212) 972-1677, and (ii) if to the Subscribers, to the one or more addresses and telecopier numbers indicated on the signature pages hereto.

(b) Entire Agreement; Assignment. This Agreement and other documents delivered in connection herewith represent the entire agreement between the parties hereto with respect to the subject matter hereof. No right or obligation of the Company shall be assigned without prior notice to and the written consent of the Subscribers.

(c) Amendments; Waivers; No Additional Consideration. No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and the Subscribers (or transferees of Securities) holding a majority in interest of the Notes. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right. No consideration shall be offered or paid to any Subscriber to amend or consent to a waiver or modification of any provision of any Transaction Document unless the same consideration is also offered to all Subscribers who then hold Notes or Conversion Shares.

(d) Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by facsimile transmission.

(e) Law Governing this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. The parties and the individuals executing this Agreement and other agreements referred to herein or delivered in connection herewith on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

(f) Specific Enforcement, Consent to Jurisdiction. The Company and Subscribers acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to one or more preliminary and final injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity. Subject to Section 13(e) hereof, each of the Company, Subscriber and any signatory hereto in his personal capacity hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction in New York of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

(g) Independent Nature of Subscribers. The Company acknowledges that the obligations of each Subscriber under the Transaction Documents are several and not joint with the obligations of any other Subscriber, and no Subscriber shall be responsible in any way for the performance of the obligations of any other Subscriber under the Transaction Documents. The Company acknowledges that each Subscriber has represented that the decision of each Subscriber to purchase Securities has been made by such Subscriber independently of any other Subscriber and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Subscriber or by any agent or employee of any other Subscriber, and no Subscriber or any of its agents or employees shall have any liability to any other Subscriber (or any other person) relating to or arising from any such information, materials, statements or opinions. The Company acknowledges that nothing contained in any Transaction Document, and no action taken by any Subscriber pursuant hereto or thereto (including, but not limited to, the (i) inclusion of a Subscriber in any registration statement(s) required by the Registration Rights Agreement and (ii) review by, and consent to, such registration statement(s) by a Subscriber) shall be deemed to constitute the Subscribers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Subscribers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. The Company acknowledges that each Subscriber shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of the Transaction Documents, and it shall not be necessary for any other Subscriber to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that it has elected to provide all Subscribers with the same terms and Transaction Documents for the convenience of the Company and not because Company was required or requested to do so by the Subscribers. The Company acknowledges that such procedure with respect to the Transaction Documents in no way creates a presumption that the Subscribers are in any way acting in concert or as a group with respect to the Transaction Documents or the transactions contemplated thereby.

(h) Business/Calendar Days. Unless otherwise indicated, references to days in the Transaction Documents will refer to calendar days.

(i) Termination. In the event that the Closing shall not have occurred with respect to the on or before seven (5) business days from the date hereof due to the Company’s or the Subscribers’ failure to satisfy the conditions set forth in Sections 11 and 12 above (and the non-breaching party’s failure to waive such unsatisfied condition(s)), the non-breaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party.

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SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

AMERICAN DAIRY, INC.,
a Utah corporation

By:
Name:
Title

SUBSCRIBER:

LIST OF EXHIBITS & SCHEDULES

Exhibits

Exhibit A  Form of Note
Exhibit B  Form of Warrant
Exhibit C Registration Rights Agreement
Exhibit D Schedule of Exceptions
Exhibit E  Form of Legal Opinion